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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-35756 of Regeneration Technologies, Inc. on Form S-8 of our reports dated February 5, 2001 (March 16, 2001 as to Note 19), appearing in this Annual Report on Form 10-K of Regeneration Technologies, Inc. for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2001